UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2011
INSIGHT ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6820 South Harl Avenue, Tempe, Arizona	85283

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 902-1001
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Insight Enterprises, Inc. (“Insight” or the “Company”) was held on May 18, 2011. At the Company’s 2011 Annual Meeting of Stockholders, the following proposals were considered:
(1)	The election of three Class II directors to serve until the 2014 annual meeting of stockholders or until their respective successors have been duly elected and qualified;

(2)	An advisory vote on the compensation of our named executive officers;

(3)	An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

(4)	The approval of our Amended 2007 Omnibus Plan; and

(5)	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011.
The final voting results for each proposal are described below. For beneficial owners holding Insight common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.
Proposal 1
Three Class II directors were elected, and the aggregate votes cast for or withheld were as follows:

			Broker
	For	Withheld	Non-Votes
Nominee
Larry A. Gunning	40,380,632	540,158	1,789,706
Robertson C. Jones	39,686,812	1,233,978	1,789,706
Kenneth T. Lamneck	40,440,422	480,368	1,789,706
In addition, Class I Directors (Bennett Dorrance, Michael M. Fisher and Robert F. Woods) and Class III Directors (Timothy A. Crown, Anthony A. Ibargüen and Kathleen S. Pushor) continued their respective terms of office following the 2011 Annual Meeting of Stockholders.
Proposal 2
The advisory resolution on the compensation of our named executive officers was approved, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

			Broker
For	Against	Abstentions	Non-Votes

33,003,127	7,894,325	23,338	1,789,706

Proposal 3
The stockholders voted, by an advisory vote, to hold future advisory votes on the compensation of our named executive officers every year. The votes on this matter were as follows:

				Broker
One Year	Two Years	Three Years	Abstentions	Non-Votes

36,828,481	22,152	4,052,564	17,593	1,789,706
Proposal 4
The Company’s Amended 2007 Omnibus Plan was approved, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

			Broker
For	Against	Abstentions	Non-Votes

37,928,412	2,934,838	57,540	1,789,706
Proposal 5
The Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011 was ratified, and the aggregate votes cast for or against and the abstentions were as follows:

For	Against	Abstentions

42,472,479	227,393	10,624
Annual Frequency of Say on Pay Advisory Votes
Based on the voting results for Proposal 3 above for which Insight stockholders approved the recommendation of the Board of Directors to hold an annual advisory vote on the compensation of our named executive officers (“say on pay”), the Board affirmed its recommendation and elected at this time to hold future say on pay advisory votes on an annual basis, until the next stockholder vote on say on pay frequency.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.
Date: May 19, 2011	By:	/s/ Steven R. Andrews
Steven R. Andrews
General Counsel and Secretary